PRINCIPAL LIFE INSURANCE COMPANY
PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

SUPPLEMENT DATED OCTOBER 1, 2008 TO
PROSPECTUS DATED MAY 1, 2008

This supplement updates information in the prospectus dated May 1, 2008 (the “Prospectus”) for Principal Investment Plus Variable Annuity issued by Principal Life Insurance Company (“we,” “us,” or “our”). This supplement should be read in its entirety and kept together with the Prospectus for future reference. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

Closure and Liquidation of the High Income Bond Portfolio

On August 27, 2008, the board of trustees of Neuberger Berman Advisers Management Trust (the “Trust”) approved a plan of liquidation with respect to the Lehman Brothers High Income Bond Portfolio (the “High Income Bond Portfolio”), a series of the Trust. Effective November 3, 2008, the High Income Bond Portfolio will no longer accept orders to buy shares from new investors or existing shareholders. The High Income Bond Portfolio will liquidate on or about December 4, 2008 (the “Liquidation Date”).

Lehman Brothers High Income Division (the “High Income Division”), the Separate Account division investing in the High Income Bond Portfolio, will be closed to allocations of new premiums payments and incoming transfers of accumulated value, effective as of the close of normal trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on October 31, 2008. If you allocate any portion of a new premium payment to the High Income Division after October 31, 2008, we will not accept the premium payment. We will also refuse to execute any transfers directed to the High Income Division after October 31, 2008.

If you currently have accumulated value allocated to the High Income Division, we suggest that you provide us with a transfer request prior to December 4, 2008. You may transfer your accumulated value from the High Income Division to any of the Separate Account divisions listed in the Prospectus. The Separate Account divisions available for investment represent a wide variety of investment objectives and strategies. Please see “Table of Separate Account Divisions” in the Prospectus for a list of the Separate Account divisions and their investment objectives. For more information on how to make a transfer request, please see “Division Transfers” in the Prospectus. To obtain an additional copy of the Prospectus or the prospectus for any of the underlying mutual funds listed in the Prospectus, you may write to us at Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382 or call us at 1-800-852-4450 to request a free copy.

If we do not receive your transfer request by the Liquidation Date, we will reallocate your accumulated value from the High Income Division to the Money Market Division which invests in the Money Market Account, a series of Principal Variable Contracts Funds, Inc. The Money Market Account’s investment objective is to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments. The Money Market Account is advised by Principal Management Corporation and subadvised by Principal Global Investors, LLC.

Although we have reserved the right in the Prospectus to impose a transfer fee on each unscheduled transfer after the first in a contract year, we will not impose a transfer fee when you transfer from the High Income Division. There is no charge for a voluntary transfer from the High Income Division to another Separate Account division or for our reallocation of accumulated value to the Money Market Division. In addition, if we reallocate your accumulated value from the High Income Division to the Money Market Division, there is no charge for a transfer from that division to another available Separate Account division if made within 60 days of the Liquidation Date.

Please note that if you are participating in any automatic investment program such as the Automatic Portfolio Rebalancing program or the Dollar Cost Averaging Plus Program and currently invest in or have designated future allocations to the High Income Division, you must provide us with new allocation instructions as soon as possible. If we receive no new instructions, then any such allocations after October 31, 2008 will be invested proportionately in the other investment options that you have selected for such allocations. If no other investment options were selected for such allocations, they will be invested in the Money Market Division until we receive other instructions from you.

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THIS SUPPLEMENT SHOULD BE READ AND
RETAINED FOR FUTURE REFERENCE

Principal Financial Group
P.O. Box 9382
Des Moines, Iowa 50306-9382
1-800-852-4450